                                                                               .
                                                                               .
                                                                               .

                                                                      Exhibit-21

Corporate Directory                                    (TENNECO LOGO)

TENNECO INC. (DELAWARE)
   AUTOPARTES WALKER S.A. DE C.V. (MEXICO)
      (The Pullman Company owns >99%; and Tenneco Inc. owns
   Heinrich Gillet GmbH                                                                                              5.4
      (Tenneco Deutschland Holdinggesellschaft mbH < 95% and Tenneco Inc. owns > 5%)
   MONROE-MEXICO S.A. DE C.V. (MEXICO)
      (Autopartes Walker, S.A. de C.V. owns >99%; and each of Proveedora Walker and Tenneco Inc.
         owns
   TENNECO AUTOMOTIVE BRASIL LTDA. (BRAZIL)
      (Tenneco Brazil Ltda. owns >99%; and Tenneco Inc. owns
   TENNECO AUTOMOTIVE CHINA COMPANY (SHANGHAI) LTD (PRC)                                                                4
      (Tenneco Inc. owns 4% and Tenneco Automotive Operating Company Inc. owns 96%)
   TENNECO AUTOMOTIVE INC. (NEVADA)                                                                                   100
   TENNECO AUTOMOTIVE OPERATING COMPANY INC.                                                                          100
      Tenneco (Beijing) Ride Control System Company Limited (PRC)                                                      51
         (Tenneco Automotive Operating Company Inc. owns 65%; and an unaffiliated company owns 35%)
      Tenneco Lingchuan (Chongqing) Exhaust System Co. Ltd.                                                            60
         (Tenneco Automotive Operating Company Inc. owns 60%; and an unaffiliated company owns 40%)
      Dalian Walker-Gillet Automobile Muffler Co. Ltd. (PRC)                                                           60
         (Tenneco Automotive Operating Company Inc. owns 60%; and an unaffiliated company owns 40%)
         Walker-Eberspacher Automotive Exhaust System Co., Ltd.                                                        25
            (Tenneco Automotive Operating Company Inc. owns 30%; and Dalian Walker-Gillet Automobile
            Muffler Company Ltd. owns 25% and an unaffiliated entity owns 45%)
      Maco Inversiones S.A. (Argentina)                                                                               5.5
         (Tenneco Automotive Operating Company Inc. owns 5.5%; Tenneco Global Holdings Inc. owns
         94.49%; and an unaffiliated party owns 0.01%)
      McPherson Strut Company Inc. (Delaware)                                                                         100
      Precision Modular Assembly Corp. (Delaware)                                                                     100
      Shanghai Walker Exhaust System Corporation Ltd. (PRC)                                                            55
         (Tenneco Automotive Operating Company Inc. owns 55%; and an unaffiliated company, owns 45%)
      Tenneco Asheville Inc. (Delaware)                                                                               100
      Tenneco Asia Inc. (Delaware)                                                                                    100
      Tenneco Automotive China Company (Shanghai) Ltd.                                                                 96
      (Tenneco Inc. owns 4% and Tenneco Automotive Operating Company Inc. owns 96%)
      Tenneco Automotive Japan Ltd. (Japan)                                                                           100
      Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)                                                  100
      Tenneco Automotive Nederland B.V. (Netherlands)                                                                 100
      Tenneco Automotive RSA Company (Delaware)                                                                       100
      Tenneco Automotive (Thailand) Limited (Thailand)                                                                >99
      (Tenneco Automotive Operating Company Inc. owns >99%; and individuals each own
         Walker Exhaust Co. Ltd. (Thailand)                                                                            80
         (Tenneco Automotive Thailand owns >75% of the shares, three individuals own unaffiliated entity owns 25%)
      Tenneco Automotive Trading Company (Delaware)                                                                   100
      Tenneco Europe Limited (Delaware)                                                                               100
      Tenneco International Holding Corp. (Delaware)                                                                  100
         Tenneco Automotive France S.A.S. (France)                                                                    100
            Gillet Tubes Technologies S.A.S. (France)                                                                 100
            Monroe Packaging BVBA (Belgium)                                                                            <1
            (Tenneco Automotive Europe N.V. owns >99%; and Tenneco Automotive France S.A.S. owns <1%
            Tenneco Automotive Italia S.r.l. (Italy)                                                                   15
            (Tenneco International Holding Corp. owns 85%; and Tenneco Automotive France S.A.S. owns 15%)

            Wimetal S.A.S. (France)                                                                                   100
            Tenneco Automotive Services SAS (France)                                                                  100
         Tenneco Automotive Italia S.r.l. (Italy)                                                                      85
            (Tenneco International Holding Corp. owns 85%; and Tenneco Automotive France, S.A.S. owns 15%)
         Tenneco Automotive Polska Sp. z.o.o. (Poland)                                                                 <1
           (Tenneco International Holding Corp. owns (1%; and Tenneco Global Holdings Inc. owns) 99%)
        Tenneco Canada Inc. (Canada)                                                                                  100
             Tenneco Australia Group Pty. Ltd.                                                                        100
                 Monroe Australia Pty. Limited (Australia)                                                            100
                     Monroe Springs Australia Pty. Ltd. (Australia)                                                   100
                     Walker Australia Pty. Limited (Australia)                                                        100
         Tenneco Global Holdings Inc. (Delaware)                                                                      100
            Fric-Rot S.A.I.C. (Argentina)                                                                              55
            (Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A. owns 44.85%; and unaffiliated parties own .15%)
            Maco Inversiones S.A. (Argentina)                                                                       94.49
              (Tenneco Global Holdings Inc. owns 94.49%; Tenneco Automotive Operating Company Inc. owns
               5.5%; and an unaffiliated party owns 0.01%)
                Fric-Rot S.A.I.C. (Argentina)                                                                       44.85
                 (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings Inc. owns 55%; and unaffiliated parties own .15%)
              Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)                                                    100
              Monroe Czechia s.r.o. (Czech Republic)                                                                  100
              Tenneco Automotive Europe N.V (Belgium)
               (Tenneco Global Holdings Inc. owns (<1%; Tenneco International Luxembourg S.A. owns>99%)
              Tenneco Automotive Iberica, S.A. (Spain)                                                                100
                  Tenneco Automotive Europe Coordination Center BVBA (Belgium)                                         99
                      (Tenneco Automotive Iberica, S.A. owns >99%; and Tenneco Automotive Sverige A.B. owns <1%
                  Tenneco Automotive Sverige A.B. (Sweden)                                                            100
                      Tenneco Automotive Europe Coordination Center BVBA (Belgium)                                     <1
                         (Tenneco Automotive Iberica, S.A. owns >99%, and Tenneco Automotive Sverige A.B. owns <1%
                   Gillet Exhaust Technologie Pty Ltd (South Africa)                                                  100
                        Tenneco Automotive Port Elizabeth (Pty) Limited (South Africa)                                100
                   Tenneco Automotive Portugal -- Componentes para Automovel, Unipessoal, Lda (Portugal)              100
              Tenneco Automotive Polska Sp. z.o.o. (Poland)                                                           >99
                (Tenneco Global Holdings Inc. owns >99%; and Tenneco International Holding Corp. owns <1%
              Tenneco Automotive Romania Srl (Romania)                                                                100
              Tenneco International Luxembourg S.A. (Luxembourg)                                                      100
                  Tenneco Automotive Europe N.V. (Belgium)                                                            >99
                   (Tenneco International Luxembourg S.A. owns >99%; and Tenneco Global Holdings Inc. owns <1%)
                      Monroe Amortisor imalat ve Ticaret A.S. (Turkey)                                                >99
                       (Tenneco Automotive Europe N.V. owns >99%; and unaffiliated parties own <1%)
                      Monroe Packaging BVBA (Belgium)                                                                 >99
                        (Tenneco Automotive Europe N.V. owns >99%; and Tenneco Automotive France S.A.S. owns <1%)
                      Tenneco Deutschland Holdinggesellschaft mbH (Germany)                                           100
                          Gillet Unternehmesverwaltungs GmbH (Germany)                                                100
                          Heinrich Gillet GmbH (Germany)                                                               95
                            (Tenneco Deutschland Holdinggesellschaft mbH owns 94.6%, Tenneco Inc owns 5.4%)
                               Elgira Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany)                           50
                                 (Heinrich Gillet GmbH owns 50%; and an unaffiliated party owns 50%)
                               Gillet-Abgassysteme Zwickau GmbH (Germany)                                             100
                                  Elagest AB (Sweden)                                                                  50
                                     (Gillet-Abgassysteme Zickau GmbH owns 50%; and an unaffiliated party owns 50%)
                               Montagewerk Abgastechnik Emden GmbH (Germany)                                           50
                                   (Heinrich Gillet GmbH owns 50%; and an unaffiliated party owns 50%)
                          Tenneco Automotive Deutschland GmbH (Germany)                                               100

                         Walker Gillet (Europe) GmbH (Germany)                                                        100
              Tenneco Mauritius Limited (Mauritius)                                                                   100
                   Tenneco RC India Private Limited (India)                                                           100
                      Renowned Auto Products Manufacturers Ltd. (India)                                               >98
                        (Tenneco RC India Pvt Limited owns >98%; and non-affiliates own <2%)
               Tenneco Mauritius Holdings Ltd. (Mauritius)                                                            100
                    Tenneco Automotive India Private Limited (India)                                                  100
                        Walker Exhaust India Private Limited (India)                                                  100
                    Tenneco India Eng. & Shared Services (India)                                                      >99
               (Tenneco Mauritius Holdings Ltd. owns 99.9% and an affiliated party owns <1%
           Tenneco Holdings Danmark ApS. (Denmark)                                                                    100
               Kinetic Pty Ltd. (Australia) Ltd                                                                       100
              Tenneco Automotive Eastern Europe Sp. zo.o. (Poland)                                                    100
              Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa)                                        75
                 (Tenneco Holdings Danmark ApS owns 74.9%; and an unaffiliated entity owns 25.1%)
                   Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa)                                       100
                   Armstrong Properties (Pty.) Ltd. (South Africa)                                                    100
                   Monroe Manufacturing (Pty.) Ltd. (South Africa)                                                    100
              Tenneco Automotive Volga LLC (Russia)                                                                   100
             Walker Danmark ApS (Denmark)                                                                             100
      Walker Europe, Inc. (Delaware)                                                                                  100
   Tenneco Mauritius China Holding Limited (Mauritius)                                                                100
      Tenneco (Suzhou) Company Limited (China)                                                                        >99
   The Pullman Company (Delaware)                                                                                     100
      Autopartes Walker S.A. de C.V. (Mexico)                                                                         >99
         (The Pullman Company owns >99%; and Tenneco Inc. owns
         Monroe-Mexico S.A. de C.V. (Mexico)                                                                          >99
            (Autopartes Walker, S.A. de C.V. owns >99%; and each of Proveedora Walker and Tenneco Inc.
            own less than
            Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)
               (Monroe-Mexico, S.A. de C.V. owns (1%; and Proveedora Walker S. de R.L. de C.V. owns)99%)
         Proveedora Walker S. de R.L. de C.V. (Mexico)                                                                >99
               (Autopartes Walker S.A. de C.V.owns >99%; and Monroe-Mexico S.A. de C.V. owns
            Monroe-Mexico S.A. de C.V. (Mexico)
               (Autopartes Walker, S.A. de C.V. owns >99%; and each of Proveedora Walker and Tenneco Inc.
               own
               Proveedora Walker S. de R.L. de C.V. (Mexico)
                  (Autopartes Walker S.A. de C.V.owns >99%; and Monroe-Mexico S.A. de C.V. owns .0
               Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)                                          >99
                  (Proveedora Walker S. de R.L. de C.V. owns >99%, and Monroe-Mexico, S.A. de C.V. owns
         Clevite Industries Inc. (Delaware)                                                                           100
         Peabody International Corporation (Delaware)                                                                 100
            Barasset Corporation (Ohio)                                                                               100
            Peabody Galion Corporation (Delaware)                                                                     100
            Peabody Gordon-Piatt, Inc. (Delaware)                                                                     100
            Peabody N.E., Inc. (Delaware)                                                                             100
            Peabody-Myers Corporation (Illinois)                                                                      100
            Pullman Canada Ltd. (Canada)                                                                               61
               (Peabody International Corporation owns 61%; and The Pullman Company owns 39%)
            Tenneco Automotive China Inc. (Delaware)                                                                  100
         Pullman Canada Ltd. (Canada)                                                                                  39
            (The Pullman Company owns 39%; and Peabody International Corporation owns 61%)
         Pullman Standard Inc. (Delaware)                                                                             100
         Tenneco Brazil Ltda. (Brazil)                                                                                >99
            (The Pullman Company owns >99%; and an unaffiliated individual owns

            Tenneco Automotive Brasil Ltda. (Brazil)                                                                  >99
               (Tenneco Brazil Ltda. owns >99%; and Tenneco Inc. owns
      Thompson and Stammers (Dunmow) Number 6 Limited (United Kingdom)                                                100
      Thompson and Stammers (Dunmow) Number 7 Limited (United Kingdom)                                                100
      TMC Texas Inc. (Delaware)                                                                                       100
      Walker-Eberspacher Automotive Exhaust System Co., Ltd.                                                           30
         (Tenneco Automotive Operating Company Inc owns 30%; and Dalian Walker Gillet Automobile Muffler
         Company Ltd. owns 25% and an unaffiliated entity owns 45%)
      Walker Electronic Silencing Inc. (Delaware)                                                                     100
      Walker Limited (United Kingdom)                                                                                 100
         Futaba Tenneco UK Limited.                                                                                    49
            (Walker Limited. owns 49% and an unaffiliated party owns 51%)
         Tenneco Automotive UK Limited (United Kingdom)                                                               100
            Gillet Exhaust Manufacturing Limited (United Kingdom)                                                     100
            Gillet Pressings Cardiff Limited (United Kingdom)                                                         100
            The Tenneco Automotive (UK) Pension Scheme Trustee Limited                                                100
            Walker UK Limited (United Kingdom)                                                                        100
               J.W. Hartley (Motor Trade) Limited (United Kingdom)                                                    100
               Tenneco-Walker (U.K.) Limited (United Kingdom)                                                         100
         Tenneco Management (Europe) Limited (United Kingdom)                                                         100
      Walker Manufacturing Company (Delaware)                                                                         100
         Ced's Inc. (Illinois)                                                                                        100